Exhibit 10.1

Confidential

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

COLLABORATIVE RESEARCH

AND LICENSE AGREEMENT

BETWEEN

SENOMYX, INC.

AND

NESTEC LTD.

COLLABORATIVE RESEARCH AND LICENSE AGREEMENT

THIS AGREEMENT is entered into as of the Effective Date by and between SENOMYX, INC., a Delaware Corporation having offices at 11099 North Torrey Pines Road, La Jolla, CA 92037 (“Senomyx”) and NESTEC, LTD., a Swiss company, having its principal place of business at Avenue Nestlé 55, CH-1800 Vevey, Switzerland (“Nestlé”).

BACKGROUND

Senomyx conducts research in the field of chemosensation, an objective of which is to study potential biological targets and develop assays for use in the discovery and commercialization of products in taste and olfaction. Nestlé (together with its Affiliates) is in the business of developing, manufacturing, marketing and selling consumer products. Nestlé and Senomyx entered into a Collaborative Research and License Agreement, dated April 18, 2002, as amended (“First Agreement”), for an [***] Program and a [***] Program (such terms defined in the First Agreement).   Senomyx and Nestlé now desire to enter into this Agreement to collaborate in an additional research and development program to discover compounds that [***] tasting molecules isolated from coffee for use in a defined field.

NOW, THEREFORE, in consideration of the foregoing promises and of the covenants, representations and agreements set forth below, the parties agree as follows:

THE AGREEMENT

1.                            Definitions.  Certain terms set forth in this Agreement with initial capitals are defined in Appendix A, which is incorporated by reference.

2.                            Steering Committee.  No later than ten (10) days after the Effective Date, the parties will establish a joint Steering Committee, which will be made up of representatives from the parties (collectively the “Steering Committee”). The Steering Committee will manage the Collaborative Program and will (i) provide strategic direction and performance criteria for the Collaborative Program; (ii) monitor progress and communicate status of the Collaborative Program; (iii) facilitate the cooperation of the parties under the Collaborative Program; (iv) approve the achievement of milestones; and, (v) continue to communicate following the Collaborative Period regarding the development and commercialization of Products. The Steering Committee will consist of two (2)  representatives designated by Senomyx and two (2) representatives designated by Nestlé. Subject to the quorum requirements below, permanent Steering Committee members may delegate their voting powers to delegates from their respective companies.  Each member of the Steering Committee will have one (1) vote. The Steering Committee will first meet no later than thirty (30) days after the Effective Date and at least four (4) times per year during the Collaborative Period using mutually agreed upon meeting locations and formats including

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teleconferencing and videoconferencing. Each party shall bear its own expenses relating to the meetings and activities of the Steering Committee. During the Collaborative Period, Senomyx will promptly prepare and deliver to the members of the Steering Committee minutes of such meetings for review and approval by both parties. Decisions of the Steering Committee will be made by unanimous vote, at a meeting where all four voting representatives are present. A minimum of two (2) Steering Committee members, one from each of Nestlé and Senomyx, must be present at each meeting of the Steering Committee.  One (1) permanent member from each of Nestlé and Senomyx must be present to constitute a quorum.  Subject to the quorum requirements in this Section, each member (or an authorized representative) of the Steering Committee must be represented at each meeting either in person, or by a mutually agreed upon format including teleconferencing and videoconferencing, for a quorum to be constituted. In addition, each permanent Steering Committee member must attend at least fifty percent (50%) of the Steering Committee meetings.  All unresolved disputes will be settled in accordance with Section 17.4, or as otherwise mutually agreed upon in writing.

3.                            Collaborative Program. Senomyx will collaborate exclusively with Nestlé in the Collaborative Program during the Collaborative Period in the Field.  Upon expiration of the Collaborative Period, Senomyx’s research and development obligations to Nestlé pursuant to this Section 3 will expire.

3.1                                        Research.

(A)                    At the first Steering Committee meeting of the Collaborative Program, the Steering Committee will review the detailed scientific research and development plan for the Collaborative Program that defines the key activities, responsibilities of the parties, research milestones and estimated timelines for the Collaborative Program (the “Research Plan”). The Research Plan is attached as Appendix B and incorporated into the Agreement by reference. The Research Plan will begin on the Effective Date.

(B)                    During the Collaborative Period, Senomyx will use its reasonable commercial efforts to perform the activities outlined in the Research Plan, including US Regulatory Approval and European Regulatory Approval using the applicable resources provided under Section 7.1. Senomyx will prepare a data package for [***] Compounds for the Collaborative Program, as the parties shall agree.

(C)                  During the Collaborative Period, Nestlé will use its reasonable commercial efforts to perform the activities in accordance with the Research Plan, including the evaluation of the data package provided by Senomyx for Compounds as provided for under Section 3.1(B). Such evaluation by Nestlé shall not exceed [***], unless otherwise agreed in writing by Senomyx to extend this period.

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(D)                  During the Collaborative Period, the Steering Committee will select the Selected Compounds for development after evaluation of the data package by Nestlé, as provided for under Section 3.1(C), at the meeting of the Steering Committee following the submission of the data package as provided for under Section 3.1(B).

3.2       Product Development. Within [***] of each Regulatory Approval Date in each Zone or Specific Country (as the case may be), Nestlé will use its reasonable commercial efforts to complete and send to Senomyx a concept and products acceptance test report covering each Zone or Specific Country which specifies which Products in the Field it intends to commercialize and the commercial potential of such Products (e.g. product concept development, consumer testing etc). The date of such written report will be the “Decision Date”.  Nestlé will act with reasonable commercial diligence to commercialize Products.

By the Decision Date and annually thereafter beginning the first day of the Calendar Year, Nestlé agrees to prepare and present to Senomyx a presentation which will include information relating to commercialization plans for Major Markets by Zone for New Products and Existing Products in each of the Coffee Category and the Creamer Category (the “Commercialization Plan”). The Commercialization Plan will include information relevant to determining whether a Product is a New Product or Existing Product (e.g. proposed visual marketing and promotional materials and packaging and labeling). The Commercialization Plan will not be binding and neither Nestlé nor any of its Affiliates makes any warranty that any annual sales projections or forecasts in a Commercialization Plan will be achieved.

If at the Decision Date Nestlé decides not to commercialize any Products in either the Coffee Category or the Creamer Category, the rights granted to Nestlé by Senomyx under Section 8.1 in such respective category will terminate and revert back to Senomyx and Nestlé’s obligations for such category shall be terminated.  If at any time for the remainder of the Royalty Term, Nestlé decides to cease commercialization of all Products in either the Coffee Category or the Creamer Category, the rights granted to Nestlé by Senomyx under Section 8.1 in such respective category will terminate and revert back to Senomyx and Nestlé’s obligations for such category shall be terminated.

Subject to Section 8 of this Agreement, Nestlé may decide to commercialize Product Compounds in Existing Products or New Products.   In this Section 3 (and Section 2), commercialization shall mean the commercial sale of Products.

3.3       Unused Applications. If, within [***] of each Regulatory Approval Date in each Zone or Specific Country (as the case may be), Nestlé has not commercialized an Existing Product for each of the Coffee Category and the Creamer Category in at least [***] Major Markets within each Zone, all rights granted to Nestlé under Section 8 relating to such unused applications (“Unused Applications”) shall revert to Senomyx; provided, however, that this

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requirement shall be waived if Nestlé is commercializing an Existing Product in fewer than [***] as long as such [***] account for [***] or greater of Nestlé’s Net Sales of the respective category in the respective Zone. Additionally, if Nestlé at any time elects to abandon, discontinue, or forego development or commercialization of either the Coffee Category or the Creamer Category in any Zone pursuant to the applicable Commercialization Plan, all rights granted to Nestlé by Senomyx under Section 8 in such respective category in such particular Zone will revert to Senomyx.

3.4       Commercialization of New Products. If Nestlé has not commercialized a New Product for each of the Coffee Category and the Creamer Category in at least [***] Major Markets within each Zone within [***] of each Regulatory Approval Date in each Zone or Specific Country (as the case may be), the exclusive licenses in Section 8.1 for such category in such particular Zone shall automatically revert as of that date to non-exclusive licenses. However, this requirement shall be waived if Nestle is commercializing a New Product in [***] as long as such [***] accounts for [***] of Nestlé’s Net Sales of the applicable category in the respective Zone.

3.5       Commercialization Outside the Field and of Unused Applications. If any Compound submitted by Senomyx to Nestlé as part of a data package pursuant to Section 3.1(B) of this Agreement is subsequently licensed to and commercialized by a Third Party in any application that is outside the Field or in an Unused Application, then Nestlé and Senomyx agree to [***] any[***] from such application [***].  The parties’ right to [***] shall apply after termination of this Agreement, but only to Compounds commercialized by a Third Party for which a data package has been submitted by Senomyx to Nestlé pursuant to Section 3.1(B) .

3.6       Right of First Negotiation Outside the Field for [***].  During the Collaborative Period, Nestlé shall have the right of first negotiation to enter into any further Collaborative Research and License Agreement for [***] in any application outside the Field in a [***] category.  This could include, for example, potential areas such as [***].  Accordingly, if Senomyx wishes to develop any new opportunity in a [***] application covered by this Section, Senomyx will present that opportunity first to Nestlé and agrees to enter into good faith negotiations with Nestlé for a reasonable period of time to explore the possibility of entering into any further Collaborative Research and License Agreement with Nestlé. Nestlé must inform Senomyx of commercial interest in the Field in writing within [***] of receipt of written notice from Senomyx.  In the event that Nestlé provides such written notice, the parties agree to commence good faith negotiations toward a further license agreement, which negotiations shall conclude within a period of [***] from the date of commencement.  In the event that such negotiations are not concluded within such period, Senomyx shall be free to enter into agreements with Third Parties.

3.7           Responsibilities of Parties in Development Phase. All regulatory filings made or filed by Senomyx for any Selected Compound will be owned exclusively by Senomyx and shall be subject to the license grant pursuant to

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Section 8. Senomyx shall be responsible for [***] in costs associated with such regulatory filings.  Notwithstanding Section 7.2(C), if costs to Senomyx associated with regulatory approval of Selected Compounds exceed [***] as documented by Senomyx, then Nestlé and Senomyx will share equally in the costs exceeding [***].

4.                            Collaboration with an Affiliate or Third Party. During the Term, and without limitation to the grant of rights in Section 8, Senomyx will have the right to enter into collaborative programs with its Affiliates or with Third Parties including, but not limited to, collaborative programs to (i) discover compounds that [***] for use outside the Field (subject to Section 3.5); (ii) discover compounds that [***]; and (iii) modify modalities of taste and flavor other than [***].

5.                            Law and Regulation. The Compounds, Selected Compounds, Product Compounds and Materials provided by Senomyx under this Agreement, as well as any Materials and Compounds provided by Nestlé to Senomyx pursuant to this Agreement, must be used in compliance with all applicable laws and regulations, including, without limitation, all import and export laws and regulations.

6.                            Reporting. Each party will report to the other a written summary of results of research and development work it carries out, if any, under this Agreement within [***] Steering Committee meeting. Each party agrees to prepare and exchange written and electronic reports concerning any results and data that must be used by either party as supporting information for any regulatory filings. The exchange of such report may be reasonably supplemented, at the request of the party receiving a report, by correspondence and/or upon reasonable prior notice, during visits to the other party’s facilities where activities referred to in the Research Plan are conducted.

7.                            Financial Terms.

7.1                                                          Research Funding. Each year during the Collaborative Period, Nestlé will provide funding to Senomyx for the Collaborative Program according to the following schedule:

(A)                              Research Phase ([***], but may be extended by the Steering Committee as provided below) - USD $1,800,000 annually until [***], which will be payable in advance in equal [***] installments of [***];

(B)                                Discovery Phase [***]  –

(i)                                     Subject to Nestlé’s decision on [***], USD $3,000,000 for the [***] of the Discovery Phase, which will be payable in advance in equal [***] installments of [***], and

(ii)                                  Subject to Nestlé’s decision on [***], USD $3,900,000 for the [***] of the Discovery Phase, which will be payable in advance in equal [***] installments of [***];

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and

(C)                                Development Phase [***] - Subject to Nestlé’s decision on [***], USD $1,200,000 for the Development Phase, which will be payable in advance in equal [***] installments of [***].

If there are unanticipated delays and the Steering Committee determines that it is necessary for the Research Phase to continue beyond the [***] of the Collaborative Period, the Steering Committee may extend the Research Phase in [***] on such financial terms to be agreed. The Discovery Phase and the Development Phase will be delayed and the Go/No-Go Decision Date and Collaborative Period will be extended accordingly.

The payments under this Section 7.1 will be made in advance and on an equal [***] basis. The first payment will be made [***] the Effective Date.  Payments under this Section 7.1 are inclusive of overhead, labor, supplies and all deliverables including Materials produced for research purposes specified in this Agreement or the Research Plan. These payments do not include (i) Nestlé’s costs associated with providing support for the collaboration; or (ii) the costs of any unanticipated materials or equipment as requested and agreed to by the Steering Committee. Additional funding, if any, will be proposed and agreed to in writing by the Steering Committee. Resources described in the Discovery Phase are based on work associated with [***].  Additional resources needed to discover [***] would be addressed through decision of the Steering Committee.

7.2                               Milestone Payments.  Nestlé will pay Senomyx the following non-creditable, non-refundable milestone payments within [***] of the occurrence of the following milestone events for the Collaborative Program:

(A)                               Milestone 1:

Amount:  [***]

Deadline: [***] after initiation of [***] with a [***] on a [***] approved by the Steering Committee

Objective:  Identify [***] showing [***]

(B)                               Milestone 2:

Amount:  [***]

Deadline: [***] after achievement of [***]

Objective: Identify [***] showing [***] and selection of [***] for [***]

(C)                               Milestone 3:

Amount: [***]

Deadline: [***] after achievement of [***]

Objective: [***] or [***] of a [***]

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(D)                          In order to achieve Milestone 3 above, Senomyx may decide which of the [***] it wishes to obtain but, in any event, Senomyx must obtain [***] in order to achieve the milestone referred to above and must obtain the relevant [***] within the time frame referred to in that milestone, subject to Section 7.3. Unless terms are specifically agreed in writing between Nestlé and Senomyx, subject to [***], no additional payment will be made by Nestlé (including but not limited to any additional research funding) if [***].

7.3                                        Late Achievement of Milestones.  Where a Milestone referred to in Section 7.2 above is not achieved by the Milestone Deadline, then, except to the extent that any such non-achievement of a milestone is caused by Nestlé or an unforeseeable event caused by a regulatory body (including, but not limited to, unreasonable delays or unreasonable requests for additional safety studies), the milestone payments [***].

7.4                                        Royalty for Products. During the Royalty Term, Nestlé shall pay a Royalty on Products expressed as [***] as described below on [***] (“Royalty”), which Royalty shall be equivalent to a percentage of [***] of Product(s) for each of the Coffee Category and the Creamer Category as calculated below.  The [***] shall be calculated separately for each of the following product categories: (i) New Products in the Coffee Category; (ii) Existing Products in the Coffee Category; (iii) New Products in the Creamer Category; and (iv) Existing Products in the Creamer Category.

[***]

[***]

R =                          For Existing Products, [***] of annual [***] by Nestlé of the Product in the applicable product category.  For New Products, [***] of annual [***] by Nestlé of the Product in the applicable product category

[***] the Product sold in the applicable product category.

For the [***], to calculate [***], the parties will use the following formula:  [***] as set out in the examples below.

[***]

[***].

At the end of [***], this formula will be reapplied to [***] which will be used to calculate [***].

The Royalty paid by Nestlé will be net of any manufacturing costs. Nestlé will pay (or will procure that its Affiliates shall pay) the agreed manufacturing costs in accordance with Section 13.

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By way of illustration, but not limitation, examples of the calculation of Royalty [***] are set forth in Appendix C, which is attached hereto and incorporated into the Agreement by reference.

7.5                             Calculation of Royalty.  During the first year of the Royalty Term and all subsequent years [***] will be established for New Products and Existing Products for each of the Coffee Category and the Creamer Category.

(A)                               Calculation of Royalty for New Products in the First Year.  During the first year of the Royalty Term, the parties agree that since no actual [***] will be available as at the date of launch of a Product, the parties will [***] for the Royalty calculation based on the projected [***] figure for New Products to calculate R and corresponding [***] and the agreed upon [***] as stated in the relevant Nestlé OPL for each of the Coffee Category and the Creamer Category.  Within [***] of the end of the first year of the Royalty Term, Nestlé shall adjust the [***] based on the [***] of Product recorded for that year (“[***]”) and actual [***] of all Products sold by Nestlé in the Coffee Category or the Creamer Category, respectively.  If [***] is increased, Nestlé shall pay Senomyx the difference in the Royalty payments.  If [***] is decreased, Senomyx shall pay Nestlé the difference in the Royalty payments.  The difference in either case is expressed by the change in [***] used by Nestlé Affiliates.  Any payments made for an adjustment under this Section will be paid (or set off as the case may be) with any Royalty payment for the following quarter after the adjustment. An example of the Royalty calculation under this Section 7.5(A) is set forth as Example 1 in Appendix C.

(B)                               Calculation of Royalty for Existing Products in the First Year.  During the first year of the Royalty Term, the parties agree that since no actual [***] will be available as at the date of launch of a Product, the parties will [***] for the Royalty calculation based on the projected [***] figures for Existing Products to calculate R and corresponding [***] and the agreed upon [***] as stated in the relevant Nestlé OPL for each of the Coffee Category and the Creamer Category.  Within [***] of the end of the first year of the Royalty Term, Nestlé shall adjust the [***] based on the [***] of Product recorded for that year (“[***]”) and actual [***] of all Products sold by Nestlé in the Coffee Category and the Creamer Category, respectively.  If [***] is increased, Nestlé shall pay Senomyx the difference in the Royalty payments.  If [***] is decreased, Senomyx shall pay Nestlé the difference in the Royalty payments.  The difference in either case is expressed by the change in [***] used by Nestlé Affiliates.  Any payments made for an adjustment under this Section will be paid (or set off as the case may be) with any Royalty payment for the following quarter after the adjustment. An example of the Royalty calculation under this Section 7.5(B) is set forth as Example 2 in Appendix C.

(C)                               Royalty in the Second and Third Years.  The Royalty for the second and third years of the Royalty Term will be calculated based on the [***] established for New Products and Existing Products separately by the

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[***] of the Royalty Term for each of the Coffee Category and the Creamer Category. An example of the Royalty calculation under this Section 7.5(C) is set forth as Example 3 in Appendix C.

(D)                               Royalty in the Fourth Year to the End of the Royalty Term. At the end of the third year of the Royalty Term, the parties agree to recalculate [***] for New Products and Existing Products for each of the Coffee Category and the Creamer Category based upon the [***] of the Royalty Term [***] of all Products sold by Nestlé for New Products and Existing Products in the applicable product category.  Thereafter for the remainder of the Royalty Term, and without any further adjustment, the parties shall utilize [***] for New Products and Existing Products in each of the Coffee Category and the Creamer Category and actual [***] for New Products and Existing Products in each Relevant Category. An example of the Royalty calculation under this Section 7.5(D) is set forth as Example 4 in Appendix C.

7.6                                        Payment Terms.  The Royalties due under Section 7 will be paid within [***] after the end of each quarter period of a Calendar Year in which such Royalties are earned during the Royalty Term for each Product. With each such quarterly payment, Nestlé (or its respective Affiliate) will furnish to Senomyx a statement in sufficient detail to permit confirmation of the accuracy of the Royalty payment made, including the total [***] of each such Product sold and [***] for New Products and Existing Products in each of the Coffee Category and the Creamer Category.

7.7                                        Currency of Payment. All payments to be made under this Agreement, including the Royalties payable to Senomyx by Nestlé, will be paid in United States Dollars by wire transfer (or other means acceptable to Senomyx) to a bank account designated by Senomyx.

7.8                                        Taxes Withheld. Any income or other tax that Nestlé, or any of its Affiliates is required by a government agency to withhold and pay on behalf of Senomyx with respect to the Royalties payable under this Agreement will be deducted from and offset against such Royalties prior to remittance to Senomyx; provided, however, that in regard to any tax so deducted, Nestlé will give or cause to be given to Senomyx such assistance as may reasonably be necessary to enable Senomyx to claim exemption from or credit for the tax so deducted, and in each case will promptly furnish to Senomyx proper evidence of the taxes paid on Senomyx’s behalf.

7.9                                        Late Payment. In the event that any payment, including Royalty payments, due hereunder is not made when due, the payment will accrue interest from that date due at the rate of [***]; provided, however, that in no event will such rate exceed the maximum legal annual interest rate. The payment of such interest will not limit Senomyx from exercising any other rights it may have as a consequence of the lateness of any payment.

7.10                                 Records of Unit Sales, Net Sales and Royalty Calculations. During the Royalty Term and for a period of three (3) years thereafter, Nestlé will keep

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complete and accurate records of sales and all other information necessary to calculate Royalties, [***] of each Product in sufficient detail to allow the accrued Royalties to be determined accurately in accordance with International Accounting Standards (IAS) and to verify the Royalty payments pursuant to Section 7. Senomyx, with reasonable written notice to Nestlé, will have the right to cause a nationally recognized independent, certified public accountant that is acceptable to both parties to audit such records at the place or places of business where such records are customarily kept in order to verify the accuracy of the reports of Royalties, [***] of each Product and Royalty payments. Such accountant must execute a confidentiality agreement prior to entering Nestlé’s premises, obligating such accountant to keep all information disclosed to it confidential and will only be permitted to disclose to Senomyx the extent of any discrepancy between Royalty payments made by Nestlé under this Agreement and the actual Royalty required to be so paid. Senomyx will bear the reasonable cost of such audit unless such audit discloses a variance of more than [***] in Senomyx’s favor from the amount of the royalties due under this Agreement, in which event, Nestlé will bear the reasonable cost of such audit. In all events, Nestlé will pay any underpayment with interest in accordance with Section 7.9. Senomyx agrees not to disclose Confidential Information concerning Royalty payments reports, and all other information learned in the course of an audit or inspection, except to the extent necessary for Senomyx to enforce its rights under this Agreement or if disclosure is required by law.

8.                            Grants of Licenses.  Subject to the terms and conditions of this Agreement and Section 8.2, Senomyx hereby grants to Nestlé and Nestlé hereby grants to Senomyx the following rights:

8.1                                        Grant of Rights regarding Compounds, Selected Compounds and Products:

Subject to the terms and conditions of this Agreement, Senomyx hereby grants to Nestlé the following rights:

(A)                    an exclusive, nontransferable (except as permitted under Section 17.12), worldwide license under the Senomyx Technology to use Compound(s) discovered under the Collaborative Program for evaluation in the Field;

(B)                    an exclusive, nontransferable (except as permitted under Section 17.12), worldwide license under the Senomyx Technology to use Product Compound(s) solely for non-commercial development of Products in the Field; and

(C)                    an exclusive, nontransferable (except as permitted under Section 17.12), worldwide license under the Senomyx Technology to make, have made, use, sell, offer for sale, have sold, import and export Products in the Field.

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8.2                                        Hart Scott Rodino Act. The licenses in Section 8.1 above shall only be effective and may only be implemented after the expiration of any waiting period and provision of any approval under the Hart Scott Rodino Act if any notification and approval under that Act is required.  If prior to the implementation of the licenses referred to in this Section the parties determine that a notification and approval is required, the parties agree to work together in good faith to prepare the notification and secure the approval prior to implementation of those licenses.

8.3                                        Limitations to Licenses. Except as provided below, Nestlé may not sublicense its rights under Section 8 to Third Parties.   Nestlé may sub-license its rights under Section 8 to Affiliates on the condition that Nestlé assumes the responsibility for performance due by Affiliates under a sub-license of the obligations imposed upon Nestlé in the license under this Agreement. Nestlé agrees to be responsible for and to guarantee payment of Royalties due on sales of Products containing Compounds by Affiliates.

8.4                                        License of Nestlé Background Technology. Nestlé grants to Senomyx a fully paid, non-exclusive, non-transferable license to use the relevant Nestlé Background Technology for research purposes in the Collaborative Program.  For the avoidance of doubt, this license will not include the right to sublicense unless Nestlé gives its consent. Nestlé remains the owner of the Nestlé Background Technology. Except as set forth herein, nothing in this Agreement transfers any ownership, legal or beneficial to any of the Nestlé Background Technology.  Upon expiration of the Collaborative Period, Senomyx will have no right to practice within or use the Nestlé Technology (including Nestlé Background Technology). To the extent the parties desire and mutually agree in writing to [***] pursuant to this Agreement [***], Nestlé will agree to [***] provided, however, that Nestlé shall not be obligated to [***].

9.                          Ownership of Intellectual Property.

9.1                                        Transfer of Rights. Senomyx retains all rights in Senomyx Technology not expressly licensed or assigned in this Agreement.  Except as otherwise expressly provided in this Agreement, nothing in this Agreement is intended to convey or transfer ownership or the grant of any license or sublicense by one party to the other party of any rights in any Confidential Information, Patent Rights or Know-How Controlled by a party.

9.2                                        Senomyx Inventions. Except as otherwise provided in Article 9.3, Senomyx will own all Inventions and other Know-How made solely by its employees and agents and all Patent Rights claiming such Inventions and Know-How.  Any improvements to any Senomyx Technology made during the Collaborative Period under the Collaborative Program by

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Senomyx, Nestlé, or Nestlé and Senomyx jointly shall be owned by Senomyx.

9.3                                        Nestlé Inventions. Except as otherwise provided in Article 9.2, Nestlé will own all Inventions and other Know-How made solely by its employees and agents, and all Patent Rights claiming such Inventions and Know-How.  Any improvements to any Nestlé Background Technology made during the Collaborative Period under the Collaborative Program by Senomyx, Nestlé, or Nestlé and Senomyx jointly shall be owned by Nestlé.

9.4                                        Joint Inventions. Except as otherwise provided in Sections 9.2 and 9.3, all Inventions conceived jointly by employees or agents of Senomyx and employees or agents of Nestlé (the “Joint Inventions”) and all Joint Patent Rights will be owned jointly by Nestlé and Senomyx. United States intellectual property ownership laws will determine ownership of patentable inventions, including but not limited to, joint and several ownership for Joint Inventions. Nestlé hereby irrevocably assigns to Senomyx all interest in and to any Joint Inventions that consist of improvement to Senomyx Technology, Compounds, Product Compounds or Selected Compounds and uses thereof, and all Joint Patent Rights claiming such Joint Inventions, subject to the licenses granted to Nestlé under Section 8. In the event that Nestlé is legally unable to assign such rights to Senomyx, then Nestlé agrees either to waive the enforcement of such rights against Senomyx and any sublicensees and assignees, or to grant Senomyx an exclusive, irrevocable, perpetual, worldwide, fully-paid license, with right to sublicense through multiple tiers of sublicense, to such rights. Senomyx hereby irrevocably assigns to Nestlé all interest in and to any Joint Inventions that consist of improvement to Nestlé Technology and uses thereof, and all Joint Patent Rights claiming such Joint Inventions, subject to the licenses granted to Senomyx under Section 8. In the event that Senomyx is legally unable to assign such rights to Nestlé, then Senomyx agrees either to waive the enforcement of such rights against Nestlé and any sublicensees and assignees, or to grant Nestlé an exclusive, irrevocable, perpetual, worldwide, fully-paid license, with right to sublicense through multiple tiers of sublicense, to such rights.

9.5                              Other Inventions. Any Inventions not included in Sections 9.2, 9.3, or 9.4 will be owned by their inventors.

9.6                              Inventorship and Assignment. United States patent law will determine inventorship of patentable inventions. Senomyx and Nestlé agree to execute all documentation necessary to perfect all assignments of Inventions, Know-How and Patent Rights contemplated in this Agreement.

9.7                              Markings.  Nestlé agrees where it is reasonable and practical to do so to mark and to cause any Affiliate or sublicensee to mark any Product (or their containers or labels) made, sold or otherwise disposed of by it or them with any notice of Patent Rights necessary or desirable under applicable law to enable the Senomyx Patent Rights or Joint Patent Rights, as applicable, to be enforced to their full extent in any country where Products are made used or sold. In addition, the Steering Committee shall agree to discuss the desirability of using the Senomyx trademark on selected Products where appropriate; provided however, that Nestlé shall have no obligation to use the Senomyx trademark to market Products.

10.                     Treatment of Confidential Information; Publicity.

10.1                                 Confidentiality. Subject to the terms and conditions of this Agreement, Senomyx and Nestlé each agree that, during the Term and for a period of [***] thereafter, it will keep confidential, and will cause its Affiliates to keep confidential, all Confidential Information that is disclosed to it or to any of its Affiliates by the other party. Neither Senomyx nor Nestlé nor any of their respective Affiliates will use the other party’s Confidential Information except as expressly permitted in this Agreement.

10.2                                 Disclosure to Related Parties. Senomyx and Nestlé each agree that any disclosure of the other party’s Confidential Information to any officer, employee, contractor, consultant, sublicensee or agent of the other party or to any of its Affiliates will be made only if and to the extent necessary to carry out its responsibilities under this Agreement and to exercise the rights granted to it hereunder, will be limited to the extent consistent with such responsibilities and rights, and will be provided only to such persons or entities who are under an obligation of confidentiality no less stringent than as set forth in this Agreement. Each party will use reasonable commercial efforts to take such action, and to cause its Affiliates to take such action, to preserve the confidentiality of each other’s Confidential Information, which will be the same efforts as it would customarily take to preserve the confidentiality of its own Confidential Information.

10.3                                 Return of Confidential Material Upon Termination. Upon termination of this Agreement, each party, upon the other party’s request, will return or destroy all Confidential Information received from the other party pursuant to this Agreement, including all copies and extracts of documents and samples containing coffee [***], within thirty (30) days of the request of the other party; provided, however, one copy of the Confidential Information may be retained in a secure location with limited access for complying with any legal requirement and for ensuring compliance with any ongoing obligation of confidentiality.

10.4                                 Exceptions to Confidential Information. Confidential Information will not include any information, which the receiving party can prove by competent written evidence:

(A)                    is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available;

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(B)                    is known by the receiving party at the time of receiving such information, as evidenced by its records;

(C)                    is hereafter furnished to the receiving party without restriction as to disclosure or use by a Third Party lawfully entitled to furnish such information;

(D)                    is independently developed by the employees, agents or contractors of the receiving party without the aid, application or use of the disclosing party’s Confidential Information; or

(E)                      is the subject of a written permission to disclose provided by the disclosing party.

A party may also disclose Confidential Information of the other party where required to do so by law or legal process; provided, however, that, in such event, the party required to disclose such information must give advance written notice of such disclosure to the other party and must cooperate with the other party’s efforts to seek, at the request and expense of the other party, all confidential treatment and protection for such disclosure as is permitted by applicable law.

10.5                                 Confidential Financial Information. The parties agree that the material financial terms of this Agreement will be considered Confidential Information of both parties. Notwithstanding the foregoing, either party may disclose such terms in legal proceedings or as are required to be disclosed in its financial statements, by law, or under an obligation of confidentiality to bona fide potential sublicensees. Subject to prior written approval, either party will have the further right to disclose the material financial terms of this Agreement under an obligation of confidentiality to any potential acquirer, merger partner, bank, venture capital firm, or other financial institution to the extent necessary to obtain financing. Notwithstanding the foregoing, Senomyx will issue a press release to announce the execution of this Agreement and the material terms; provided, however, that the extent of disclosure of such material terms shall be no more than is required to comply with applicable SEC disclosure requirements and otherwise subject to the prior written consent of Nestlé. Thereafter, Nestlé and Senomyx may each disclose to Third Parties the information contained in such press release without the need for further approval by the other party.

10.6                                 Confidential Research Information. The parties agree that all results and data generated from the research by a party under the Collaborative Program will be owned exclusively by that party and considered Confidential Information of that party subject to the confidentiality requirements of Section 10. Nestlé will not provide to a Third Party any Materials provided by Senomyx to Nestlé nor will Senomyx provide to a Third Party any Materials provided by Nestlé.

10.7                                 Permitted Use and Disclosures. Each party may use or disclose Confidential Information disclosed to it by the other party to the extent such information is included in the Nestlé Technology, Senomyx Technology or Joint Patent Rights, and to the extent such use or disclosure is reasonably necessary and permitted in the exercise of the rights granted hereunder in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations, or court orders or otherwise submitting information to tax or other governmental authorities, conducting clinical trials, submitting information for regulatory approval applications, or making a permitted sublicense or otherwise exercising rights expressly granted to the other party pursuant to the terms of this Agreement; provided, however, that if a party is required to make any such disclosure of the other party’s Confidential Information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice of such disclosure to the other party and will request the prior approval of the other party (such approval not to be unreasonably withheld). Where any such disclosure of Confidential Information is approved, that party disclosing Confidential Information will disclose only the minimum necessary to comply with such requirements.

10.8                                 Use of Data for Promotional Purposes.  Either party may (i) make public statements regarding Compounds, Selected Compounds, Product Compounds or Products by announcing the achievement of milestones, following consultation with the other party and with the prior written consent of the other party, and (ii) without the prior consent of the other party, make public statements regarding the overall success rate(s) achieved by and/or for its customers with the use of the Senomyx Technology; provided, however, that it may not disclose any chemical structures, screens, or the other party’s identity.

10.9                                 Publication of Results. Subject to this Section 10, results and data obtained by either party in the course of the collaboration may be submitted for publication by Senomyx in accordance with Senomyx’s customary practices.  Senomyx will send a copy of the proposed publication to Nestlé and will allow Nestlé [***] from the date of receipt for review, and comment.  Nestlé may, within such [***] period object to the proposed publication on the grounds that the publication contains Confidential Information of Nestlé in which case any such data determined in fact to be Confidential Information shall be removed from the publication before it is published.

10.10                          Publicity. Except as required by law and as provided in this Section 10, neither party may make any public announcement or otherwise disclose the terms of this Agreement without the prior written consent of the other party, which consent will not be unreasonably withheld.

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11.                   Intellectual Property Enforcement and Defense of Claims.

11.1                                 Intellectual Property Enforcement. Subject to the Third Party obligations of Senomyx, each party will have the right, but not the obligation, to bring proceedings against any Third Party for the inappropriate use, including patent infringement, of Patent Rights solely Controlled by it, at its own risk and expense. If either party brings such an action, such party will be entitled to control such action, hire and retain counsel, make decisions, settle on any terms, and retain any and all awards or damages obtained in any such proceeding. At the request and expense of either party, the other party will give the requesting party all reasonable assistance required to file and conduct any such proceeding.

11.2                                 Defense of Infringement Claims for Senomyx Technology.  Nestlé will cooperate with Senomyx, at Senomyx’s expense, in the defense of any suit, action or proceeding against Nestlé or Senomyx or Senomyx’s Affiliates alleging the infringement of the intellectual property rights of a Third Party by reason of Nestlé’s or Senomyx’s use of any Senomyx Technology licensed to Nestlé under this Agreement.  The parties must notify each other promptly in writing of the commencement of any such suit, action, proceeding or claim of infringement. Nestlé will give to Senomyx full and sole authority, information and assistance necessary to defend, hire counsel, make decisions or settle on any terms any such suit, action or proceeding and Nestlé will execute all documents, provide pertinent records, and take all other actions, including requiring persons within its control to give testimony, which may be reasonably required in connection with the defense or settlement of such litigation.

11.3                                 Defense of Infringement Claims for Nestlé Technology. Senomyx will cooperate with Nestlé, at Nestlé’s expense, in the defense of any suit, action or proceeding against Senomyx or Nestlé alleging the infringement of the intellectual property rights of a Third Party by reason of Nestlé’s or Senomyx’s use of any Nestlé Technology licensed to Senomyx under this Agreement.  The parties must notify each other promptly in writing of the commencement of any such suit, action, proceeding or claim of infringement.  At the expense of Nestlé, Senomyx will give to Nestlé full and sole authority, information and assistance necessary to defend, hire counsel, make decisions or settle on any terms any such suit, action or proceeding and Nestlé will execute all documents, provide pertinent records, and take all other actions, including requiring persons within its control to give testimony, which may be reasonably required in connection with the defense or settlement of such litigation.

12.                   Patent Prosecution and Maintenance.

12.1                                 Prosecution of Patents. Senomyx will be responsible for the payment of out-of-pocket costs and expenses Senomyx will incur in filing, prosecuting (including any oppositions or interferences) and maintaining Senomyx Patent Rights. Nestlé will be responsible for the payment of out-of-pocket costs and expenses Nestlé will incur in filing, prosecuting (including any oppositions or interferences) and maintaining Nestlé

Background Technology and Nestlé Patent Rights. Nestlé will cooperate in the filing, prosecution and maintenance of Patents.

12.2                                 Inventions under Collaboration. The control and expense of the filing, prosecution and maintenance of any Patent Rights or other intellectual property rights claiming Inventions that are not covered under section 12.1 will be as follows:

(A)                   Sole Inventions.  The control and expense of the filing, prosecution (including an opposition or interference) and maintenance of Patent Rights or other intellectual property rights claiming Inventions that are made solely by a party will be the sole responsibility of the party that made such Invention, and the party not filing the patent application will cooperate in such filing, prosecution and maintenance.

(B)                   Joint Inventions.  Senomyx will have the first right to file, prosecute (including an opposition or interference) and maintain Joint Patent Rights or other intellectual property rights claiming Inventions that are made jointly by the parties. Nestlé will cooperate in, the filing, prosecution and maintenance of Joint Patent Rights and will share equally in the expenses incurred with respect to the maintenance of Joint Patent Rights.

13.                         Manufacturing and Supply.  The parties will collaborate to identify one or more qualified Third Party manufacturers of Product Compounds. Nestlé will enter into appropriate manufacturing and supply agreements with such manufacturers and will provide Senomyx with copies of such agreements (and amendments thereto) promptly after execution. Nestlé shall procure that all such agreements shall include a provision which requires the manufacturers to provide Senomyx with all invoices or other reports supplied to Nestlé relating to shipments (including quantities) of Product Compounds supplied to Nestlé and its Affiliates thereunder.

14.                     Term and Termination.

14.1                                 Term. The term of this Agreement will begin on the Effective Date and will continue through the end of the Royalty Term, unless terminated earlier in accordance with the provisions of Section 14.2, 14.3 or 14.4 (the “Term”).

14.2                                 Termination by Nestlé. Nestlé will have the right to terminate this Agreement without cause on or after the Go/No-Go Decision Date upon ninety (90) days written notice; provided, however, if such termination occurs after the Go/No-Go Decision Date and prior to the end of the Collaborative Period, Nestlé must provide additional research funding in accordance with Section 7.1 for the Collaborative Program for a period of [***] from the date of termination.

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14.3                                 Termination By Mutual Agreement. The parties may terminate this Agreement at any time, in whole or in part, by mutual written agreement executed by both parties.

14.4                                 Termination for Breach. Either party has the right to terminate this Agreement at any time for a material breach of this Agreement by the other party, provided that the breaching party has not cured such breach within sixty days after written notice of the breach by the non-breaching party. The non-breaching party, upon termination of this Agreement, may seek actual or general damages and remedies available to it at law or in equity. NEITHER PARTY WILL SEEK CONSEQUENTIAL OR PUNITIVE DAMAGES.

15.                     Effect of Termination.

15.1                                 Upon termination of this Agreement pursuant to Section 14, Nestlé will have no right to practice within or use the Senomyx Technology, and all rights, title and interest in and to the Senomyx Technology will revert to and become the sole property of Senomyx, unless otherwise agreed upon in writing by the parties on or before the effective date of such termination.  Nothing in this Section 15.1 prevents or limits Nestlé and its Affiliates from selling Products, which at the date of termination have already been or are in the process of being manufactured.

15.2                                 Expiration or termination of this Agreement will not relieve the parties of any obligation accruing prior to such expiration or termination.

15.3                                 Survival.  The obligations and rights of the parties under Sections 7.10, 9, 10, 14, 15, 16.2(B), 16.3, 16.4, 17, and Appendix A will survive termination or expiration of this Agreement.

16.                   Warranties and Indemnification.

16.1                                 Mutual Representations and Warranties. The parties make the following representations and warranties to each other:

(A)                  Corporate Power. Each party hereby represents and warrants that as of the Effective Date such party (i) is duly organized and validly existing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions of this Agreement; (ii) has the requisite power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (iii) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not have a material adverse effect on its ability to perform its obligations under this Agreement.

(B)                    Due Authorization. Each party hereby represents and warrants that as of the Effective Date such party (i) has the requisite power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder; and (ii) has taken all necessary action on its part to authorize the execution and delivery of this Agreement and to authorize the performance of its obligations hereunder and the grant of rights extended by it hereunder.

(C)                    Binding Agreement. Each party hereby represents and warrants to the other that as of the Effective Date (i) this Agreement has been duly executed and delivered on its behalf and is a legal and valid obligation binding upon it and is enforceable in accordance with its terms; (ii) the execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it; and (iii) all necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by it in connection with the Agreement have been obtained.

16.2                                 Warranties Regarding Senomyx Technology. Senomyx warrants to Nestlé the following:

(A)                    (i) As of the Effective Date Senomyx is either the legal or beneficial owner or Controls and has the lawful right to license the Senomyx Technology to Nestlé in accordance with the terms of this Agreement; (ii) As of the Effective Date to the best of its knowledge, Senomyx is unaware of any Third Party claim, lawsuit or threat of lawsuit relating to the Senomyx Patent Rights or the Senomyx Technology, nor is Senomyx aware of any threats or warnings of such Third Party suit; and (iii) Senomyx has not as of the Effective Date and, except as otherwise allowed under this Agreement, will not for the duration of the Royalty Term, enter into any research program or grant any rights in Senomyx Technology to any Third Party that would conflict with the exercise of the rights granted to Nestlé under this Agreement.

(B)                    EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SENOMYX (INCLUDING ITS OFFICERS, EMPLOYEES AND AGENTS) EXPRESSLY DISCLAIMS ANY REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, RELATING TO SENOMYX TECHNOLOGY. SENOMYX FURTHER DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTY (i) OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF SENOMYX TECHNOLOGY OR SENOMYX PATENT RIGHTS; (ii) THAT THE PRACTICE OF SENOMYX TECHNOLOGY WILL NOT INFRINGE A PATENT,

COPYRIGHT, TRADEMARK OR OTHER RIGHT OF A THIRD PARTY; AND (iii) REGARDING THE PATENTABILITY OF ANY SENOMYX TECHNOLOGY, INCLUDING SENOMYX TECHNOLOGY CLAIMED IN PATENT APPLICATIONS AS PART OF SENOMYX PATENT RIGHTS.

16.3                                 Senomyx Indemnification.  Senomyx hereby agrees to indemnify, defend and hold Nestlé and its respective officers, directors, employees, and agents (collectively, the “Nestlé Indemnitees”) harmless from and against all damages, losses, liabilities, expenses and costs or other amounts payable to a Third Party, including reasonable attorneys’ fees and costs of litigation, resulting from a claim, demand, action, suit or other proceeding brought or threatened by a Third Party against a Nestlé Indemnitee based on a breach of this Agreement including a breach of warranty, Senomyx’s negligence, or Senomyx’s willful misconduct relating to Senomyx’s performance, failure to perform or breach under this Agreement.  IN NO EVENT WILL SENOMYX BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES SUFFERED BY A NESTLÉ INDEMNITEE RESULTING FROM THIS AGREEMENT UNLESS RESULTING SOLELY FROM THE ACTION OR INACTION OF SENOMYX.

16.4                                 Nestlé Indemnification of Senomyx.  Nestlé hereby agrees to indemnify, defend and hold Senomyx and its respective officers, directors, employees and agents (collectively, the “Senomyx Indemnitees”) harmless from and against all damages, losses, liabilities, expenses and costs or other amounts payable to a Third Party, including reasonable attorneys’ fees and costs of litigation, resulting from a claim, demand, action, suit or other proceeding brought or threatened by a Third Party against a Senomyx Indemnitee based on (i) any development, manufacture, use, handling, storage, sale, or other disposition of a Selected Compound, Product Compound by or through Nestlé or its Affiliates or its permitted sublicensees (ii) a product liability claim on any Product using the Product Compound or (iii) infringement by Nestlé of Patent Rights of any Third Party; except to the extent such damages or other amounts payable are attributable to: (a) the development, manufacture or formulation, of a Selected Compound conducted by a Senomyx Indemnitee; (b) the development, manufacture or formulation of Product Compound conducted by a Senomyx Indemnitee: or (c) the development, manufacture or formulation of Product conducted by a Senomyx Indemnitee (d) a violation of any contractual or fiduciary duty owed by any Senomyx Indemnitee to a Third Party, (e) any breach of this Agreement by a Senomyx Indemnitee or a misrepresentation by a Senomyx Indemnitee in this Agreement, or (f) trade secret misappropriation or patent infringement by a Senomyx Indemnitee covered by a Third Party’s Patent Rights. IN NO EVENT WILL NESTLÉ BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES SUFFERED BY A SENOMYX INDEMNITEE RESULTING FROM THE EXERCISE OF ANY RIGHTS GRANTED IN ACCORDANCE WITH THIS

AGREEMENT UNLESS RESULTING SOLELY FROM THE ACTION OR INACTION OF NESTLÉ.

17.                     Miscellaneous.

17.1                                 Force Majeure. Neither party will lose any rights hereunder or be liable to the other party for damages or losses on account of failure of performance by the defaulting party (other than a payment default) if the failure is occasioned by war, fire, explosion, flood, (e.g. El Niño), earthquake, strike, lockout, embargo, act of God, or any other similar cause beyond the control of the defaulting party; provided, however, that the party claiming force majeure has exerted all reasonable commercial efforts to avoid or remedy such force majeure and thereafter takes all reasonable steps to mitigate any such delay in performance hereunder and any damages that may be incurred by the other party thereby.

17.2                                 Governing Law and Jurisdiction. This Agreement will be governed by the laws of California, U.S.A., as such laws are applied to contracts entered into and to be performed entirely within such state.

17.3                                 Binding Effect. This Agreement will be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with this Agreement will be void.

17.4                                 Dispute Resolution.

(A)      Negotiation. The parties recognize that disputes as to certain matters may from time to time arise during the Term, which relate to either party’s rights and/or obligations hereunder (“Disputes”). It is the objective of the parties to establish procedures to facilitate the resolution of Disputes arising under this Agreement in an expedient manner by mutual cooperation and negotiation. The parties agree that prior to any arbitration concerning this Agreement, Senomyx’s [***] and [***] from Nestlé’s will meet in person or by video-conferencing in a good faith effort to resolve any disputes concerning this Agreement. Within [***] of a formal request by either party to the other party, either party may, by written notice to the other party, have such dispute referred to their respective officers designated or their successors, for attempted resolution by good faith negotiations, such good faith negotiations to begin within [***] after such notice is received.

(B)        Mediation. If the Dispute is not settled by negotiations as described above, within [***] of the receipt by one party of the notice from the other party requesting such negotiations, then the parties shall attempt to settle the Dispute by mediation in accordance with the Model Mediation Procedure of the Centre for Dispute Resolution, Princes House, 95 Gresham Street, London EC2V 7NA 7 (“CEDR”). To initiate a Mediation, a

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party must give notice in writing (“ADR Notice”) to the other party requesting Mediation in accordance with CEDR Rules. The Mediation shall be held at a venue or venues in London, England, agreed by the parties or, in default of agreement, selected by CEDR.  If there is any point on the conduct of the Mediation (including the nomination of the Mediator) upon which the parties cannot agree within [***] from the date of the ADR Notice, CEDR will, at the written request of a party, decide that point for the parties, having consulted with them. The Mediation will start no later than [***] after the date of the ADR Notice.

(C)        Arbitration. If the parties have not settled the Dispute within [***] of the date of the ADR Notice then the Dispute shall be exclusively and finally settled between the parties or the designated officers of the parties pursuant to this Section 17.4 will be resolved by final and binding arbitration under the Rules of Conciliation and Arbitration of the International Chamber of Commerce (hereinafter referred to as “the ICC”) conducted in London, United Kingdom (unless the parties mutually agree to another location) The arbitration will be conducted by three arbitrators who are knowledgeable in the subject matter at issue in the dispute.  Senomyx will select one arbitrator, and one arbitrator will be selected by Nestlé. The third arbitrator will be selected by mutual agreement of the two arbitrators selected by the parties. In conducting the arbitration, the arbitrators will (i) determine what discovery will be permitted, consistent with the goal of limiting the cost and time which the parties must expend for discovery (and provided that the arbitrators will permit such discovery they deem necessary to permit an equitable resolution of the dispute), (ii) ensure that the total time of the arbitration from filing to a final decision or executed settlement agreement is less than [***], and (iii) be able to decree any and all relief of an equitable nature, including, but not limited to, such relief as a temporary restraining order, a preliminary injunction, a permanent injunction, specific performance or repletion of property. The arbitrators will also be able to award actual or general damages, but will not award any other form of damage (e.g., consequential, punitive or exemplary damages). The parties will share equally the arbitrator’s fees and expenses pending the resolution of the arbitration. The decision of the arbitrators will be final and binding on the parties and may be sued on or enforced by the party in whose favor it runs in any court of competent jurisdiction at the option of such party.

(D)       Interlocutory Relief. Notwithstanding anything to the contrary in this Section 17.4, either party may seek immediate injunctive or other interim relief from any court of competent jurisdiction with respect to any breach of Sections 9 or 10, or

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otherwise to enforce and protect the Patent Rights, copyrights, trademarks, or other intellectual property rights Controlled by such party. In addition, arbitration will not be used to resolve disputes concerning Patent Rights Controlled by either party. Disputes concerning Patent Rights, including, but not limited to, disputes concerning patent ownership, claim language, claim scope and issues of validity will be settled in a court of law. Any arbitration ruling that relies on an interpretation of Patent Rights will have no binding effect in a court of law on any Patent Rights related to this Agreement, unless such Patent Rights have been adjudicated in a court of law. In no event will a demand for arbitration be made after the date when the institution of a legal or equitable proceeding based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations. Notwithstanding the foregoing or the outcome of the arbitration proceeding, each party shall bear its own expenses including, without limitation, attorneys fees and court costs, even if the arbitrators have the discretion to award such fees and costs to the prevailing party.

17.5                                 Severability. If any term, covenant or condition of this Agreement or the application of it to any party or circumstance is, to any extent, held to be invalid or unenforceable, then the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, will not be affected thereby and each term, covenant or condition of this Agreement will be valid and enforced to the fullest extent permitted by law; the parties covenant and agree to renegotiate any such term, covenant or condition or the application of them in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application of them that is invalid or unenforceable, it being the intent of the parties that the basic purposes of this Agreement are to be effectuated.

17.6                                 Independent Contractors. It is expressly agreed that Nestlé and Senomyx will be independent contractors and that the relationship between the parties will not constitute a partnership or agency of any kind. Neither Nestlé nor Senomyx will have the authority to make any statements, representations or commitments of any kind, or to take any action, which will be binding on the other party, without the prior written authorization of the other party to do so.

17.7                                 Entire Agreement; Amendment. This Agreement sets forth all of the covenants, promises, agreements, warranties, representations, conditions and understandings between the parties, and supersedes and terminates all prior agreements and understandings between the parties, with respect to the subject matter of this Agreement.  For the avoidance of doubt, this Agreement does not supersede or terminate the First Agreement.  There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the parties other than as set forth in this Agreement. No subsequent alteration, amendment, change or addition to this Agreement will be binding upon the parties unless reduced to writing and signed by the respective authorized officers of the parties. This Agreement will not be strictly construed against either party.  Any conflict between the terms set forth in the text of this Agreement and the terms of any Appendix will be resolved in favor of the text of this Agreement.

17.8                                 Waiver. Except as specifically provided for in this Agreement, the waiver from time to time by either of the parties of any rights or the failure to exercise any remedy will not operate or be construed as a continuing waiver of the same right or remedy or any of the other of such party’s rights or remedies provided in this Agreement.

17.9                                 Construction. The term “Article” or “Section” can refer to any single paragraph level found in this Agreement or any collection of multiple paragraphs under them.

17.10                          No Third Party Beneficiaries. No Third Party, including any employee of any party to this Agreement (except as specifically provided in this Agreement), will have or acquire any rights by reason of this Agreement.  Nothing contained in this Agreement will be deemed to constitute the parties partners with each other or any Third Party.

17.11                          Notices. Any notices or communications provided for in this Agreement to be made by either party to the other party must be in writing, in English, and will be made by prepaid air mail or overnight carrier with return receipt addressed to the other party at its address set forth below. Any such notice or communication may also be given by hand, or facsimile to the appropriate designation.  Notices will be sent:

If to Senomyx, to:	Senomyx, Inc.
11099 North Torrey Pines Road
La Jolla, CA 92037
Facsimile number: (858) 404-0750
Attention: General Counsel
with a copy to the President

If to Nestlé, to:	Nestec S.A.
Avenue Nestlé 55
CH-1800
Vevey, Switzerland
Facsimile number: +41 21 921 1885
Attention: Vice President, Head of Research and Development with a copy to Executive Vice President Corporate Technical, Production and Research and Development

By like notice, either party may specify or change an address to which notices and communications must be thereafter sent. Notices sent by mail, facsimile or overnight carrier will be effective upon receipt and notices given by hand will be effective when delivered.

17.12                          Assignment. Notwithstanding any provision of this Agreement to the contrary, neither party may assign any of its rights or obligations under this Agreement in any country to any Third Party without the prior written consent of the non-assigning party, which consent will not be unreasonably withheld; provided, however, that either party may assign its rights and obligations under this Agreement without the consent of the other party (i) to a successor to substantially all of the business of such party to which this Agreement relates, whether by merger, sale of stock, sale of assets or other transaction or (ii) to any Affiliate. In the event of such transaction, however, intellectual property rights (including Know-How) of a party to such transaction other than one of the parties to this Agreement will not be included in the technology licensed under this Agreement. Notwithstanding the foregoing, any such assignment to an Affiliate will not relieve the assigning party of its responsibilities for performance of its obligations under this agreement.  This Agreement will survive any merger or consolidation of either party with or into another party and no consent for any such merger, consolidation or similar reorganization will be required hereunder.

17.13                          Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties, through their authorized officers, have executed this Agreement as of the Effective Date.

NESTEC LTD.

By:	/s/ Peter Van Bladeren
Peter Van Bladeren

Title:	Vice President, Head of Research and Development, Nestlé Research Center

Date:	October 26, 2004

SENOMYX, INC.

By:	/s/ Harry J. Leonhardt
Harry J Leonhardt

Title:	Vice President, General Counsel & Company Secretary

Date:	October 26, 2004

COLLABORATIVE RESEARCH AGREEMENT

APPENDIX A - DEFINITIONS

“Affiliate” means any corporation, company, partnership, joint venture, association or other entity, which directly or indirectly controls, is controlled by or is under common control with a party. As used in this definition, the term “control” means direct or indirect beneficial ownership of at least fifty percent (50%) (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of the outstanding securities having voting rights for the election of directors in a corporation or of the comparable equity interest in any other type of entity.

“Agreement” means this agreement, together with all appendices attached to it, as it may be amended or supplemented from time to time hereafter by a written agreement executed by authorized representatives of both parties.

“Calendar Year” means a twelve-month period beginning on January 1st and ending on December 31st.

“Coffee Category” means [***].

“Collaborative Period” means the period beginning on the Effective Date and ending sixty (60) months thereafter, unless earlier terminated in accordance with Section 14 or extended by the Steering Committee as provided in Section 7.1.

“Collaborative Program” means a research and development program during the Collaborative Period to discover compounds that [***], and comprising the Research Phase, the Discovery Phase and the Development Phase.

“Compound(s)” means molecules synthesized or acquired in the course of the Collaborative Program wherein such molecules provide the desired [***] properties.  Such desired properties will be defined by the Steering Committee.

“Confidential Information” means all information, Inventions and Know-How disclosed by one party to the other party pursuant to this Agreement, including, without limitation, information and material (whether or not patentable) regarding technology, products, research, development, manufacturing, marketing, finances, personnel or other business information or objectives. Notwithstanding the foregoing to the contrary, Inventions, Know-How or other information which is orally, electronically or visually disclosed by a party, will constitute Confidential Information of a party if the disclosing party, within thirty days after such disclosure, delivers to the other party a written document or documents describing the Inventions, Know-How or other information and referencing the place and date of such oral, visual, electronic or written disclosure and the names of the persons to whom such disclosure was made.

“Control” or “Controlled” means, with respect to intellectual property, possession by a party, as of the Effective Date or during the Collaborative Period, of the ability to grant a license or sublicense in accordance with the terms of this Agreement, without

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violating the terms of any agreement by such party with any Third Party that is in effect on the Effective Date.

“Creamer Category” means [***].

“Decision Date” has the meaning set forth in Section 3.2.

“Effective Date” means the date that this Agreement is signed by the last party to sign below.

“[***] Regulatory Approval” means regulatory approval that the Product may be sold and is fit for human consumption and where that approval is provided by [***].

“Existing Product” means any Product in the Field which is not a New Product.

“Field” means the Coffee Category and the Creamer Category.

“Go/No-Go Decision Date” means the date that is two (2) years from the Effective Date.  The Go/No-Go Decision Date may be extended by the Steering Committee as provided in Section 7.1.

“[***]” means a “[***],” as determined by an expert panel qualified in accordance with the [***] guidelines or as determined by a regulatory authority.

“Invention” means any invention, including any new and useful process, method, or composition of matter, or improvement, whether or not patentable, made in the course of the Collaborative Program.

“Joint Invention” has the meaning set forth in Section 9.4.

“Joint Patent Rights” means all Patent Rights containing one or more claims to a Joint Invention.

“Know-How” means information and data, whether or not patentable, which is not generally known to the public, including, without limitation, designs, concepts, formulae, software, techniques, practices, processes, methods, knowledge, skill, experience, expertise, technical information, Materials and data, including pharmacological, toxicological and clinical test data, analytical and quality control data, patent and legal data or marketing, sales and manufacturing data.

“Major Country” means a country [***] for either the Coffee Category or the Creamer Category.

“Major Market” means [***] of either the Coffee Category or the Creamer Category.

“Materials” mean antagonists, agonists, inhibitors, compounds, and chemicals, including without limitation, Compounds, Selected Compounds, and Product Compounds.

“Nestlé Background Technology” means all Nestlé Know How and/or Nestlé Patent Rights including, but not limited to those that relate to [***] that are owned or

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Controlled by Nestlé and that Nestlé regards as necessary or desirable to license to Senomyx under and subject to the terms of this Agreement.

“Nestlé Know-How” means, to the extent useful for purposes of the activities to be conducted under this Agreement, Know-How, including compounds Controlled by Nestlé.

“Nestlé Patent Rights” means, to the extent useful for purposes of the activities to be conducted under this Agreement, Patent Rights Controlled by Nestlé, including, without limitation, any Patent Rights containing one or more claims to an Invention made solely by employees or agents of Nestlé, but excluding any Joint Patent Rights.

“Nestlé Technology” means Nestlé Patent Rights and Nestlé Know-How.

“[***]” means, with respect to a Product, the [***] of any sales or any other transfer by Nestlé and its Affiliates and/or permitted sublicensees, less the following items:

(i)                           [***];

(ii)                      [***]; and

(iii)                     [***] IAS (International Accounting Standards) principles.

[***] will be determined from the books and records of Nestlé, its Affiliates and/or its permitted sublicensees, maintained in accordance with IAS.

“New Product” means any Product in the Field which:

(i)                        [***]; or

(ii)                     [***]; or

(iii)                  [***]; or

(iv)                 [***].

Notwithstanding the foregoing, a Product shall not be considered a New Product if such Product falls within subparagraph (i) of this definition but [***].

“Patents” means all patents and patent applications; which are Controlled by Senomyx as of the effective date or developed by Senomyx in the course of the Collaborative Period under the Research Plan which specifically claim a Product Compound(s), a process for manufacturing a Product Compound(s), or the use of a Product Compound(s) in a Product.

“Patent Rights” means all rights associated with all U.S. or foreign (including regional authorities such as the European Patent Office) regular or provisional patents or patent applications, including any continuation, continuation-in-part, or division of it or any substitute application for it or equivalent of it, and any patent issuing upon it, including

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any reissue, reexamination or extension of it and any confirmation patent or registration patent or patent of additions based on any such patent.

“Product(s)” means a Nestlé products(s) for human consumption that incorporates a Product Compound.

“Product Compound” means a Selected Compound(s) discovered and developed during the Collaborative Program.

“Regulatory Approval Date” means: (a) in relation to [***], (b) in relation to [***]; (c) in relation to [***]; and (d) in the case of [***] that will allow the Products to be sold for commercial sale and human consumption in that Specific Country.

 “Research Plans” has the meaning set forth in Section 3.1(A).

“Royalty” has the meaning set forth in Section 7.4.

“Royalty Term” means, in the case of any Product and as to any country, the period of time commencing on the first commercial sale for use or consumption of such Product in such country and ending upon the earlier of: (i) the date that there no longer exists a Valid Claim in a Patent Right Controlled by Senomyx or its Affiliates covering the manufacture, use or sale of such Product in such country, or (ii) the date that is seventeen years after the date of such first commercial sale for use or consumption of such Product in such country; PROVIDED THAT the seventeen year period is within the period in which there exists a Valid Claim in a Patent Right controlled by Senomyx or its Affiliates in another country.

“Selected Compound(s)” means the Compound(s) selected by the Steering Committee for development.

“Senomyx Know-How” means all Know-How related to Compounds discovered under the Collaborative Program, which is not covered by the Senomyx Patent Rights, but is necessary or appropriate for purposes of the activities to be conducted under this Agreement, and which is Controlled by Senomyx as of the Effective Date or developed by Senomyx in the course of the Collaborative Program.

“Senomyx Patent Rights” mean all composition of matter and use Patent Rights covering Compounds discovered under the Collaborative Program that are necessary or appropriate for purposes of the activities to be conducted under this Agreement, and which are Controlled by Senomyx as of the Effective Date or developed by Senomyx in the course of the Collaborative Program, but excluding any Joint Patent Rights.

“Senomyx Technology” means the Senomyx Patent Rights, and Senomyx Know-How.

“Specific Country” means [***].

“Steering Committee” has the meaning set forth in Section 2.

“Term” has the meaning set forth in Section 14.1.

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“Third Party(ies)” means any party other than a party to this Agreement or an Affiliate of Senomyx or Nestlé.

“[***] Regulatory Approval” means any approval in the [***] that the Product [***] and provided this condition is satisfied, for this purpose may be any of the following [***]: (i) [***] determination by the [***] determine that a product or ingredient is an acceptable food additive or [***] Approval means any one of them.

“Valid Claim” means an issued claim under an issued patent within the Patent Rights, which has not (i) expired or been canceled, (ii) been declared invalid by an unreversed and unappealable decision of a court or other appropriate body of competent jurisdiction, (iii) been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, and/or (iv) been abandoned.

“Zone” means the Nestlé geographic designation for the [***].

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COLLABORATIVE RESEARCH AGREEMENT

APPENDIX B
RESEARCH PLAN

Research Phase

		2005	2006	2007
Task Name	A S O N D	J F M A M J J A S O N D	J F M A M J J A S O N D	J F
Initiate Collaboration		[***]
Initiate the collaboration and assign steering committee members		[***]
Develop detailed research plan		[***]
Hold First Steering Meeting		[***]
Research Phase		[***]
Steering Meetings (every 3 months)		[***]
[***]		[***]
Obtain set of [***]		[***]
Receive [***] containing [***] from NRC		[***]
Receive [***] from NRC		[***]
Express [***]		[***]
Identify the [***] conditions for the [***]		[***]
Test [***] on other [***]		[***]
Identify [***] for [***]		[***]
Generate [***] with identified [***]		[***]
Develop [***] for [***]		[***]
Complete [***] development for screening		[***]
[***] in [***]		[***]
Express [***], test with [***]		[***]
Receive [***] from NCR and test on [***]		[***]
Go/no go decision on use of [***]		[***]
Express other [***], test [***]		[***]
Indentify [***]		[***]
Initiate development of [***]		[***]
[***]		[***]
Obtain information on [***]		[***]
Review sequences of [***]		[***]
Go/No-go to continue with [***]		[***]

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Discovery Phase

		2007	2008	2009
Task Name	J J A S O N D	J F M A M J J A S O N D	J F M A M J J A S O N D	J
Discovery Phase		[***]
Initiate Discovery Phase		[***]
Steering Meetings		[***]
Lead Discovery		[***]
Obtain and format [***]		[***]
Screen for [***]		[***]
Review [***] data		[***]
[***] for [***] tests		[***]
Conduct [***] on [***]		[***]
[***] studies I		[***]
[***] compounds identified		[***]
Select compounds for [***]		[***]
Review data		[***]
Preliminary [***]		[***]
Select compounds for [***]		[***]
Lead [***]		[***]
[***]		[***]
Screening		[***]
[***]		[***]
[***] studies II		[***]
Select [***]		[***]
Review data		[***]
[***] compounds, retest and [***]		[***]
Test in [***]		[***]
Steering Committee meeting to select [***]		[***]

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COLLABORATIVE RESEARCH AGREEMENT

APPENDIX C

EXAMPLES OF ROYALTY CALCULATION

Example 1:   Example of Royalty calculation under Section 7.5(A) of the Agreement.

Royalty on New Products in the Creamer Category During Year One of the Royalty Term (based on projections)

Assumptions:

[***] New Products in the Creamer Category for year one [***]

Royalty rate for New Products [***]

R = [***]

[***] New Products to be sold in the Creamer Category in year one [***]

[***]

[***] New Products sold in the Creamer Category in year one = [***]

Calculation:

[***]

[***]

[***]

Royalty to be paid to Senomyx during year one for New Products in the Creamer Category [***]

This Royalty would be [***] New Products sold in the Creamer Category during year one).

Example 2:   Example of Royalty calculation under Section 7.5(B) of the Agreement.

Royalty on Existing Products in the Coffee Category During Year One of the Royalty Term (based on projections)

Assumptions:

[***] Existing Products in the Coffee Category for year one [***]

Royalty rate for Existing Products [***]

R = [***]

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[***] Existing Products to be sold in the Coffee Category in year one [***]

[***]

[***] Existing Products sold in the Coffee Category in year one [***]

Calculation:

[***]

[***]

[***]

Royalty to be paid to Senomyx during year one for Existing Products in the Coffee Category [***]

This Royalty would be [***] Existing Products sold in the Coffee Category during year one).

Example 3:  Example of Royalty calculation under Section 7.5(C) of the Agreement.

Royalty on New Products in the Coffee Category During Year Three of the Royalty Term

Assumptions:

For year three, the royalty is calculated using [***] which [***] is determined as follows:

[***] New Products in the Coffee Category in year one [***]

Royalty rate for New Products [***]

R = [***]

[***]

[***]

[***]

Calculation:

Royalty to be paid to Senomyx during year three for New Products in the Coffee Category [***]

Example 4:  Example of Royalty calculation under Section 7.5(D) of the Agreement.

Royalty on New Products in the Coffee Category During Year Four of the Royalty Term

Assumptions:

For year four, the royalty is calculated using [***] which [***] is determined as follows:

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[***] New Products in the Coffee Category in year three [***]

Royalty rate for New Products [***]

R = [***]

[***]

[***]

[***]

Calculation:

Royalty to be paid to Senomyx during year four for New Products in the Coffee Category [***]

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